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                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby cosent to the use of our report and to all references to our Firm included in this Registration Statement on Form S-1.


                                        /s/ ARTHUR ANDERSEN LLP
                                        -----------------------
                                        Arthur Andersen LLP



Memphis, Tennessee
January 23, 2002